                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------



                                    FORM 8-K



                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 4, 1997
                                                          -------------



                         COMPREHENSIVE CARE CORPORATION
                (Exact name of registrant as specified in Charter)


             DELAWARE                   0-5751                 95-2594724
--------------------------------------------------------------------------------
         (State or other             (Commission             (IRS Employer
         jurisdiction of             File Number)          Identification No.)
          incorporation)



  1111 BAYSIDE DRIVE, SUITE 100, CORONA DEL MAR, CALIFORNIA       92625
------------------------------------------------------------------------------
           (Address of principal executive offices)             (zip code)



                                 (714) 222-2273
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On April 4, 1997, the number of members comprising the Board of Directors was increased to five. The number of directors comprising class III directors was increased to two on April 4, 1997. Mr. A. Richard Pantuliano was appointed by a majority of the directors as a class III director to serve until the 1998 Annual Meeting of Stockholders and until his successor is elected and qualified.

         Accordingly, the entire Board of Directors is comprised of five directors of which two are class I directors, one is a class II director; and two are class III directors. The three classes serve staggered three-year terms.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMPREHENSIVE CARE CORPORATION
                                                    (Registrant)


                                           By:  /s/ KERRI RUPPERT
                                               ---------------------------------
                                                    Kerri Ruppert
                                                    Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)


Dated: April 17, 1997



                                      3